UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2015

EVANS BREWING COMPANY INC

(Exact name of registrant as specified in its charter)

DELAWARE	000-54995	46-3031328
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3815 S. Main Street, Santa Ana, CA 92707

(Address of principal executive offices) (zip code)

                           (714)708-0082

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Item 5.06	Change in Shell Company Status.

On December 10, 2015, Evans Brewing Company Inc., a Delaware corporation (“EBC”) completed the previously announced acquisition of the assets and liabilities of Bayhawk Ales, Inc., (“Bayhawk”), pursuant to an Asset Purchase and Share Exchange Agreement between EBC and Bayhawk, dated October 15, 2014 (subsequently amended and restated on August 6, 2015 (as amended, the “Agreement”)).

Pursuant to the Agreement, Bayhawk had agreed to sell, and EBC had agreed to purchase, substantially all of Bayhawk’s assets, as well as its liabilities (collectively, the “Asset Purchase Transaction”). The assets and liabilities of Bayhawk include personal property, intellectual property, inventory, selected distribution contracts, websites, documents, and all other assets however delineated relating to the Bayhawk Ales labels; and (B) all assets, including personal property, intellectual property, inventory, contracts, websites, documents, and all other assets however delineated relating to the Evans Brands (collectively, the “Transferred Assets”), and the assumption by EBC, pursuant to the terms and conditions set forth in the Agreement, of all of the liabilities of Bayhawk (the “Assumed Liabilities”). (The “Evans Brands” include the former assets of Pig’s Eye Brewing Company, including its original beers, lagers and ales (“Pig’s Eye Brands”), as well as Evans Lager Original, Evans Lager Black, Evans Lager Light, Bad Kat Ice, and Dead Presidents.) Pursuant to the Agreement, EBC has the right to purchase from Bayhawk 100% ownership in Evans Brewing Company, Inc., a California corporation (“Evans Brewing California”). EBC has not yet exercised this right, and as of the date of this Report, Bayhawk remained the owner and parent company of Evans Brewing California.

Pursuant to the Agreement, EBC and Bayhawk agreed to seek approval of the shareholders of Bayhawk relating to the Asset Purchase Transaction. Because the principal majority stockholders of Bayhawk are also significant stockholders of EBC, Bayhawk and EBC agreed to proceed with the Asset Purchase Transaction if it was approved by the holders of at least a majority of the Independent Shares (i.e. shares not held by Bayhawk’s majority shareholder, The Michael J. Rapport Trust, or by Evan Rapport, who is an officer of EBC and the son of Michael Rapport) that actually vote on the Asset Purchase Transaction proposal.

EBC and Bayhawk filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “Registration Statement”), which went effective on August 10, 2015. The Registration Statement included a proxy statement seeking the votes of the Bayhawk shareholders on the Asset Purchase Transaction by written consent. On September 17, 2015, the voting period closed, and EBC announced that approximately 99% of the shares that were voted had voted in favor of the Asset Purchase Transaction.

In connection with the Asset Purchase Transaction, EBC and Bayhawk entered into a General Assignment and Bill of Sale agreement (the “Bill of Sale”) which outlined the specific assets purchased, as well as an Assignment and Assumption of Liabilities agreement (the “Assumption Agreement) which outlined the specific liabilities of Bayhawk assumed by EBC.

Equipment Lease to Bayhawk

Following the closing of the Asset Purchase Transaction, EBC entered into an equipment lease (the “Equipment Lease”) with Bayhawk pursuant to which EBC leased the brewing equipment to Bayhawk. The Equipment Lease was effective as of December 1, 2015, and continues month to month. Bayhawk agreed to pay a minimum of $15,000 per month or net profits from operations, whichever is greater. The title to the leased equipment will remain with EBC, and EBC has the right to inspect the equipment and its usage.

The foregoing summaries of the terms and conditions of the Bill of Sale, the Assumption Agreement, and the Equipment Lease (collectively, the “Ancillary Agreements”) do not purport to be complete, and are qualified in their entirety by reference to the full text of the specific Ancillary Agreement, each of which is attached as an exhibit hereto.

Change in Shell Company Status

In connection with the closing of the Asset Purchase Transaction and the entry into the Bill of Sale and the Assumption Agreement, EBC acquired the assets (other than the ownership of Evans Brewing California), the liabilities, and the operations of Bayhawk. As such, on December 10, 2015, in connection with this acquisition, EBC ceased to be a shell company as defined in Rule 12b-2, in that it has assets consisting of more than cash and cash equivalents, and has a business plan and operations.

Share Exchange

As discussed in more detail in the Registration Statement, as partial consideration for the purchase of the Transferred Assets and the assumption of the Assumed Liabilities, EBC agreed to offer to exchange shares of EBC common stock for all shares of Bayhawk common stock that were tendered in connection with such offer, the transaction being referred to as the “Share Exchange.” The ratio of the share exchange is one (1) share of EBC common stock for each one (1) share of Bayhawk common stock.

Pursuant to the terms of the Agreement, the Share Exchange offer will be open for a period (the “Exchange Period”) of seventy-five (75) calendar days following the closing of the voting for the Asset Purchase Transaction. Bayhawk stockholders may tender shares of Bayhawk common stock for participation in the Share Exchange during the Exchange Period. Any Bayhawk stockholder who tenders Bayhawk shares in the Share Exchange shall have the right to withdraw any such shares tendered at any time until the closing of the Exchange Period. EBC agreed to use its best efforts to issue the EBC Exchange Shares within three (3) Business Days following the Close of the Exchange Period. EBC and Bayhawk agreed that upon the expiration of the Exchange Period, the Share Exchange offer would be terminated, and any Bayhawk shareholders who have not tendered their shares of Bayhawk’s common stock may not participate in the Share Exchange. Additionally, any Bayhawk stockholders who elect to not participate in the Share Exchange will remain stockholders of Bayhawk.

Prior to the closing of the Share Exchange, there is no way to determine how many shares of Bayhawk common stock will be exchanged for shares of EBC common stock. The officers and directors of EBC, who are also significant shareholders of Bayhawk, collectively own 3,424,648 shares of Bayhawk common stock (approximately 77% of the total outstanding shares of Bayhawk), and have expressed their intention to exchange their Bayhawk shares for shares of EBC common stock. As such, even if no other Bayhawk stockholders participate in the Share Exchange, Bayhawk will become a majority owned subsidiary of EBC. Following the closing of the Share Exchange, and because EBC has purchased all of Bayhawk’s assets, liabilities, and operations, EBC management anticipates that Bayhawk would have no ongoing business operations, and that EBC would be the operating entity going forward. As such, EBC plans to take steps to dissolve and wind up Bayhawk before the end of the fiscal year.

No Change of Control

In connection with the Asset Purchase Transaction, there was no change in control of EBC. The officers and directors of EBC did not change, and the majority ownership of EBC did not change.

As noted, prior to the closing of the Share Exchange, there is no way to determine how many shares of Bayhawk common stock will be exchanged for shares of EBC common stock. Nevertheless, Michael J. Rapport owns, through The Michael J. Rapport Trust, a majority of the outstanding common stock of both EBC and Bayhawk. As such, following the closing of the Share Exchange, irrespective of how many other Bayhawk stockholders exchange their shares for shares of EBC common stock, Mr. Rapport will continue to own a majority of the common stock of EBC, and as such, there will be no change in control of EBC.

Form 10 Information

In connection with EBC’s ceasing to be a “shell company” and exiting shell company status, EBC is required to provide certain information relating to its operations, business, and financial information, typically included in a Form 10 registration statement. The following information about EBC and its plans and operations going forward are incorporated by reference to the Registration Statement on Form S-4 filed with the SEC by EBC and Bayhawk, and specifically to the Prospectus, filed with the SEC on August 25, 2015, together with all supplements thereto filed after that filing (collectively, the “Prospectus”).

Item 1. Business.

Information about the business of EBC prior to and the anticipated business of EBC following the Asset Purchase Agreement is incorporated by reference to the Prospectus.

Item 1A. Risk Factors.

Risk factors describing risks relating to EBC and its operations following the closing of the Asset Purchase Agreement are incorporated by reference to the Prospectus.

Item 2. Financial Information.

Financial information about EBC, Bayhawk, and pro forma financial information relating to EBC following the closing of the Asset Purchase Agreement is incorporated by reference to the Prospectus.

Item 3. Properties.

Information about the properties owned and leased by EBC following the closing of the Asset Purchase Agreement is incorporated by reference to the Prospectus.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

Information reflecting the beneficial ownership of the officers, directors, and significant shareholders of EBC following the closing of the Asset Purchase Agreement and the proposed Share Exchange is incorporated by reference to the Prospectus. As noted, prior to the closing of the Share Exchange, there is no way to determine how many shares of Bayhawk common stock will be exchanged for shares of EBC common stock. The information relating to the beneficial ownership of the officers, directors, and significant shareholders of EBC is given assuming a full exchange of all of the outstanding shares of Bayhawk. If fewer than all of the outstanding Bayhawk shares are exchanged, the reported ownership may change.

Item 5. Directors and Executive Officers.

Information about the directors and executive officers of EBC following the closing of the Asset Purchase Agreement is incorporated by reference to the Prospectus.

Item 6. Executive Compensation.

Information about the compensation of the executives of EBC following the closing of the Asset Purchase Agreement is incorporated by reference to the Prospectus.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

Information about related party transactions of EBC and its officers and directors relating to the Asset Purchase Agreement is incorporated by reference to the Prospectus.

Item 8. Legal Proceedings.

Information about the legal proceedings of EBC, if any, following the closing of the Asset Purchase Agreement is incorporated by reference to the Prospectus.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

EBC’s common stock is not yet traded on any exchange or trading facility. Information relating to other matters regarding EBC’s stock, including dividends and a description of the differences between the rights of EBC and Bayhawk common stockholders, following the closing of the Asset Purchase Agreement is incorporated by reference to the Prospectus.

Item 10. Recent Sales of Unregistered Securities.

Information about recent sales of equity securities by EBC is incorporated by reference to the Prospectus.

Item 11. Description of Registrant’s Securities to be Registered.

A description of EBC’s common and preferred stock is incorporated by reference to the Prospectus. Only EBC’s Common Stock is involved in the Share Exchange.

Item 12. Indemnification of Directors and Officers.

Information required to be provided by this item is incorporated by reference to the Prospectus.

Item 13. Financial Statements and Supplementary Data.

Financial statements for EBC and Bayhawk, together with pro forma financial statements required by SEC regulations, are incorporated by reference to the Prospectus.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

Resignation of Anton & Chia, LLP

As previously reported, on September 4, 2015, the Board of Directors of EBC accepted the resignation of Anton & Chia, LLP (“Anton”), dated the same date, from their engagement to be the independent certifying accountant for EBC. Other than an explanatory paragraph included in Anton’s audit report for EBC’s fiscal year ended December 31, 2014, relating to the uncertainty of EBC’s ability to continue as a going concern, the audit report for fiscal year ended December 31, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. As described below, the change in independent public accounting firms is not the result of any disagreement with Anton. The Board of Directors approved the acceptance of Anton’s resignation.

Anton was appointed by the Board of Directors to be the auditor on January 21, 2015. There were no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Anton, would have caused Anton to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Appointment of Kenne Ruan, CPA, PC

As previously reported, on September 4, 2015, EBC’s Board of Directors approved the engagement of Kenne Ruan, CPA, PC (“Ruan”), as EBC's independent registered public accounting firm.

By way of background, Ruan was the independent certifying accountant for the Registration from its inception in June 2013, and provided an audit report dated July 3, 2013, with respect to EBC’s financial statements as of June 30, 2013; and an audit report dated February 7, 2014, for EBC’s financial statements as of December 31, 2013. Additionally, Ruan reviewed EBC’s financial statements provided in EBC’s quarterly reports for the quarters ended March 31, June 30, and September 30, 2014 (collectively, the “Prior Services”). EBC previously dismissed Ruan on January 21, 2015, in connection with the appointment of Anton noted above.

Other than with respect to the Prior Services outlined above, EBC has not consulted with Ruan during its two most recent fiscal years or during any subsequent interim period prior to its re-appointment as Registrant's auditor with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 15. Financial Statements and Exhibits.

As noted above, financial statements for EBC and Bayhawk, together with pro forma financial statements required by SEC regulations, are incorporated by reference to the Prospectus.

Exhibits that would be required by this item are incorporated by reference to the Prospectus.

Item 1.01	Entry into a Material Definitive Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Public House Stock Purchase Agreement

Additionally on December 10, 2015, EBC entered into a Stock Purchase Agreement (the “Public House SPA”) with Michael J. Rapport, as the sole shareholder of EBC Public House, Inc., a California corporation (“Public House”), for the purchase by EBC of 100% of the outstanding shares of Public House from Mr. Rapport, with the transaction to be closed following completion of due diligence and certain other conditions outlined below.

By way of Bbackground, Mr. Rapport formed Public House to purchase a restaurant business located in Fullerton, California (previously operated as Steamers Jazz Club). Public House is working to renovate and remodel the restaurant, with plans to open in the first half of 2016. Mr. Rapport was the sole shareholder of Public House.

Pursuant to the Public House SPA, EBC agreed to issue 1,000,000 shares of its Series A Preferred Stock (see description below) in exchange for 100% of the outstanding stock of Public House (the “Public House Shares”). The parties anticipate the closing of the transaction once the following conditions, among others, have been met:

-	Public House shall have received all food and beverage licenses, including California Alcoholic Beverage Control licenses, required for the operation of the business;
-	The renovations and remodeling of the restaurant shall have been completed and the restaurant shall be open for business; and
-	Other standard closing conditions.

The foregoing summary of the terms and conditions of the Public House SPA does not purport to be complete, and is qualified in its entirety by reference to the full text of the Public House SPA, which is attached as an exhibit hereto.

The Company will provide additional information relating to EBC Public House and the restaurant business, including disclosures required by SEC rules and regulations, upon the closing of the purchase of the Public House Shares.

Certificate of Designation – Series A Convertible Preferred Stock

In connection with the Public House SPA, on December 10, 2015, the Company’s Board of Directors approved and adopted a Certificate of Designation of Rights and Preferences for Series A Convertible Preferred Stock (the “Certificate of Designation”). On December 11, 2015, the Company filed with the State of Delaware the Certificate of Designation, which became part of the Company’s Certificate of Incorporation, as amended to date.

Pursuant to the Certificate of Designation, the Company is authorized to issue up to 2,000,000 shares of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”). As noted above, the Company agreed to issue 1,000,000 shares of the Preferred Stock to Mr. Rapport upon the closing of the purchase of the Public House Shares. The rights and preferences of the Preferred Stock include the following:

-	Stated Value: The Preferred Stock has a stated value (the “Stated Value”) of $1.00 per share.

-	Dividends: Holders of the Preferred Stock are entitled to receive dividends equal to five percent (5%) per annum, payable quarterly in arrears. The dividends may be paid in cash or shares of the Company’s common stock, at the option of the holder.
-	Voting Rights: The holder of the Preferred Stock has the right to one vote for each share of common stock into which the Preferred Stock could be converted.
-	Conversion: The Preferred Stock is convertible at the option of the holder into shares of the Company’s common stock. The number of shares of common stock issuable upon conversion shall be determined by dividing the number of shares of Preferred Stock by the applicable Conversion Price, which is defined as follows:
o	If the Common Stock of the Company has been listed for trading on a public exchange or trading facility, the conversion price for each share of Preferred Stock on any conversion date shall be the lower of (I) seventy percent (70%) of the two (2) lowest closing bid prices over the sixty trading days prior to the conversion date, or (II) the Stated Value of the Preferred Stock.
o	If the Common Stock of the Company is not trading on the conversion date, the conversion price shall be the Stated Value of the Preferred Stock.
-	Redemption: The Company has the obligation to redeem the unconverted shares of Preferred Stock from the holder as follows:
o	The Company shall have the obligation, as set forth herein, to redeem the unconverted shares of the Preferred Stock at a price equal to the Redemption Price (defined below) as follows:
●	The Company shall pay to the holder of the Preferred Stock, on a quarterly basis, within thirty (30) days of the end of each fiscal quarter, an amount equal to twenty percent (20%) of the excess revenues, as determined by the Board of Directors on a quarterly basis, to redeem shares of Preferred Stock.
●	The Company shall also pay to the holder of the Preferred Stock, an amount equal to 20% of any capital raised by the Company in connection with offerings of the Company’s securities (whether private offerings or public offerings), within ten (10) days of the closing of each such offering, to redeem shares of Preferred Stock.
o	The “Redemption Price” shall be equal to the Stated Value of such shares of Preferred Stock, plus all accrued and unpaid dividends on the shares to be redeemed.
-	Liquidation: Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the holders of the Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value plus all accrued but unpaid dividends per share, and all other amounts in respect thereof then due and payable before any distribution or payment shall be made to the holders of any Junior Securities.

The Company anticipates that its issuances of shares of Preferred Stock in connection with the purchase of the Public House Shares, which will occur upon closing of that transaction, will be made without registration under the securities Act of 1933 (the “1933 Act”) in reliance on Section 4(a)(2) of the 1933 Act and the rules and regulations promulgated thereunder.

The foregoing summary of the terms and conditions of the Certificate of Designation does not purport to be complete, and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is attached as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Designation of Rights and Preferences for Series A Convertible Preferred Stock
99.1	Asset Purchase and Share Exchange Agreement (filed as Annex A to the Company’s Registration Statement on Form S-4, Amendment No. 4, filed with the SEC on July 14, 2015, and incorporated herein by reference)
99.2	Bill of Sale
99.3	Assignment and Assumption Agreement
99.4	Equipment Lease
99.5	Public House Stock Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Brewing Company Inc.

Date: December 14, 2015	/s/ Michael J Rapport
Michael J. Rapport, Chief Executive Officer
Evans Brewing Company Inc.